      THIS AMENDMENT AGREEMENT NO. 2 TO CONTRIBUTION, SALE AND ASSIGNMENT AGREEMENT, dated as of June 27, 1996, is entered into between FINANCING FOR SCIENCE INTERNATIONAL, INC., a Delaware corporation (the "Seller"), and FSI FUNDING CORP. II, a Delaware corporation (the "Company").

                                 R E C I T A L S

      WHEREAS, the Company and the Seller have heretofore entered into a Contribution, Sale and Assignment Agreement dated as of March 1, 1995, as amended by Amendment Agreement No. 1 to Contribution, Sale and Assignment Agreement dated as of March 1, 1996, and as supplemented pursuant to certain Sale Agreement Supplements (as so amended and supplemented, the "Sale Agreement") pursuant to which the Lease Contracts (such term and other capitalized terms used herein but not defined herein having the meanings ascribed thereto in the Sale Agreement) assigned and the Equipment contributed thereunder were utilized by the Company to provide collateral security for the Notes issued by the Company pursuant to the Indenture; and

      WHEREAS, the Company and the Seller wish to amend certain provisions of the Sale Agreement;

                                   AGREEMENTS

      NOW, THEREFORE, it is hereby agreed by and between the parties hereto that, in accordance with Section 12.04 of the Sale Agreement, the Sale Agreement be and hereby is amended as follows:

SECTION 2.

      Section 4.02(w) of the Sale Agreement is hereby deleted in its entirety and replaced with the following new Section 4.02(w):

               (w) As of each Purchase Date, (i) the Initial Discounted Present Value of all Lease Contracts with any one Customer will not exceed 4% of the Initial Aggregate Discounted Present Value, and the Initial Discounted Present Value of all Lease Contracts with the largest 10 Customer concentrations will not exceed 35% of the Initial Aggregate Discounted Present Value, (ii) the Initial Discounted Present Value of all Lease Contracts with Customers in any one state will not exceed 30% of the Initial Aggregate Discounted Present Value, and (iii) the Initial Discounted Present Value of all Lease Contracts of Equipment subject to Restricted Transfer Agreements will not exceed 4% of the Initial Aggregate Discounted Present Value. As of each Purchase Date, (a) not more than 15% of the Initial Aggregate Discounted Present Value will be attributable to Predetermined Residual Value Leases, (b) not more than 70% of the Initial Aggregate Discounted Present Value will be attributable to Minimal Residual Value Leases, (c) not more than 35% of the Initial Aggregate Discounted Present Value will be attributable to Lease Contracts with respect to any single Equipment type, and not less than 20% of the Initial Aggregate Discounted Present Value will be attributable to Lease Contracts with respect to healthcare Equipment, (d) not more than 35% of the Initial Aggregate Discounted Present Value will be attributable to Leases with a Lease transaction rating of "4," (e) the Equipment subject to Lease Contracts representing not more than 10% of the Initial Aggregate Discounted Present Value will be Equipment evidenced by certificates of title, (f) the maximum aggregate Shortfall Amount which could result from the prepayment of all Early Termination Shortfall Contracts will not exceed 0.1% of the Initial Aggregate Discounted Present Value at any time,
      (g) not more than 30% of the Initial Aggregate Discounted Present Value will be attributable to Loan Contracts and (h) not more than 6% of the Initial Aggregate Discounted Present Value will be attributable to the final (or purchase option) payment under Optional Renewal Contracts.

            IN WITNESS WHEREOF, the parties hereto have caused this Amendment Agreement No. 2 to Contribution, Sale and Assignment Agreement to be executed and delivered by their duly authorized officers as of the date hereof.



                                         FSI FUNDING CORP. II


                                         By: /s/ Robert W. Maxwell
                                             ----------------------------
                                          Name: Robert W. Maxwell
                                          Title:   President



                                         FINANCING FOR SCIENCE
                                           INTERNATIONAL, INC.


                                         By: /s/ Robert W. Maxwell
                                             ----------------------------
                                          Name:  Robert W. Maxwell
                                          Title:    President



CONSENTED TO:

MANUFACTURERS AND TRADERS TRUST COMPANY, as Trustee


/s/ Karin W. Cranz
- ------------------------
Name: Karin W. Cranz
Title:   Trust Officer